Exhibit 99.B10a


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

The Board of Directors of American National Insurance Company and
The Contract Owners of American National Variable Annuity Separate Account:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus in connection with the registration on Form N-4. Our reports refers to a change in accounting due to the adoption of Statement of Financial Accounting Standards No. 133, 'Accounting for Derivative Instruments and Hedging Activities.'



                                                KPMG LLP


Houston, Texas
April 25, 2002